Quarterly Holdings Report
for
Fidelity® Water Sustainability Fund
February 28, 2025
DSW-NPRT3-0425
1.9897402.104
Common Stocks - 98.6%
	Shares	Value ($)
BRAZIL - 4.8%
Utilities - 4.8%
Water Utilities - 4.8%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	200,663	3,237,110
Cia de Saneamento Basico do Estado de Sao Paulo SABESP ADR	113,416	1,827,132

TOTAL BRAZIL		5,064,242
FRANCE - 4.8%
Utilities - 4.8%
Multi-Utilities - 4.8%
Veolia Environnement SA	169,985	5,093,926
ITALY - 1.3%
Industrials - 1.3%
Machinery - 1.3%
Interpump Group SpA	37,397	1,414,421
JAPAN - 2.3%
Industrials - 2.3%
Machinery - 2.3%
Kurita Water Industries Ltd	59,318	1,914,701
Organo Corp	11,799	559,469

TOTAL JAPAN		2,474,170
SWITZERLAND - 5.4%
Industrials - 5.4%
Building Products - 3.7%
Geberit AG	6,671	3,903,822
Machinery - 1.7%
Georg Fischer AG	23,262	1,791,763
TOTAL SWITZERLAND		5,695,585
UNITED KINGDOM - 15.4%
Utilities - 15.4%
Water Utilities - 15.4%
Pennon Group PLC	148,543	785,059
Severn Trent PLC	255,026	8,029,554
United Utilities Group PLC	595,104	7,359,984

TOTAL UNITED KINGDOM		16,174,597
UNITED STATES - 64.6%
Energy - 0.8%
Energy Equipment & Services - 0.8%
TETRA Technologies Inc (a)	235,376	892,074
Industrials - 49.6%
Building Products - 4.0%
Advanced Drainage Systems Inc	37,577	4,185,702
Commercial Services & Supplies - 2.8%
Montrose Environmental Group Inc (a)	11,404	221,580
Tetra Tech Inc	7,534	219,917
Veralto Corp	25,454	2,539,291
		2,980,788
Machinery - 33.6%
Chart Industries Inc (a)	19,800	3,772,890
Crane Co	6,817	1,111,103
Dover Corp	11,720	2,329,584
Energy Recovery Inc (a)	22,310	333,758
Ingersoll Rand Inc	43,179	3,660,716
ITT Inc	14,623	2,065,353
Mueller Water Products Inc Class A1	147,045	3,787,879
Parker-Hannifin Corp	1,733	1,158,528
Pentair PLC	81,405	7,668,351
Watts Water Technologies Inc Class A	22,545	4,837,706
Xylem Inc/NY	35,162	4,602,354
		35,328,222
Professional Services - 3.5%
KBR Inc	69,494	3,407,291
Parsons Corp (a)	4,761	277,185
		3,684,476
Trading Companies & Distributors - 5.7%
Core & Main Inc Class A (a)	118,317	6,035,350
Information Technology - 1.5%
Electronic Equipment, Instruments & Components - 1.5%
Badger Meter Inc	7,369	1,549,922
Materials - 2.7%
Chemicals - 2.7%
Ecolab Inc	10,560	2,840,746
Utilities - 10.0%
Water Utilities - 10.0%
American Water Works Co Inc	30,187	4,104,526
Essential Utilities Inc	169,329	6,431,116
		10,535,642
TOTAL UNITED STATES		68,032,922
TOTAL COMMON STOCKS (Cost $90,988,614)		103,949,863

Money Market Funds - 1.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (b) (Cost $1,626,482)	4.35	1,626,157	1,626,482

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $92,615,096)	105,576,345
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(59,281)
NET ASSETS - 100.0%	105,517,064

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	822,232	27,389,708	26,585,458	45,569	-	-	1,626,482	1,626,157	0.0%
Total	822,232	27,389,708	26,585,458	45,569	-	-	1,626,482	1,626,157

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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